April 25, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Mary.Nguyen@etrade.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2003
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            April 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 April 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            April 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 April 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          April 25, 2003



By:            /s/ Richard C. Goldman
Title:         Vice President



EX-1

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Apr-03
Determination Date:            14-Apr-03
Monthly Payment Date:          15-Apr-03
Collection Period Ending:      31-Mar-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               10,934,986.69
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    495,184.53
    Current Monthly Interest Shortfall/Excess                                                                          11,285.24
    Recoup of Collection Expenses                                                                                      -5,518.73
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   11,435,937.73

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,278,241.59
    Amount of Interest Payments Received During the Collection Period                                               2,266,956.35
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           11,285.24

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               6,929,389.07
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)               247,966.30
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 6,292.81
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            6,929,389.07
    Total Ending Reserve Balance                                                                                    7,183,648.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,266,956.35
    Scheduled Principal Payments Received                                                                           2,879,449.69
    Principal Prepayments Received                                                                                  5,788,580.65
    Total Interest and Principal Payments Received                                                                 10,934,986.69

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   535,159.35
    minus  Reasonable Expenses                                                                                         39,974.82
    Net Liquidation Proceeds                                                                                          495,184.53
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     495,184.53

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   11,430,171.22
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  312,024,363.74
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      130,010.15

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  312,024,363.74
    Pool Balance as of the Current Accounting Date                                                                302,570,628.37
    Age of Pool in Months                                                                                                     49

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        308,904,120.10
    Aggregate Note Balance as of Current Accounting Date                                                          299,544,922.09

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             73                2,429,256.51         0.803%
    60-89 Days Delinquent             21                1,043,454.02         0.345%
    90-119 Days Delinquent            22                1,235,380.93         0.408%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           19                 785,705.03          0.260%
    Cumulative Defaults               957              36,784,132.72         3.678%
    Cumulative Recoveries                              15,750,325.94         1.575%


    Current Month Realized Losses                                                                                     571,541.60
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.057%
    Preceding Realized Losses                                                                                       1,512,639.96
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.151%
    Second Preceding Realized Losses                                                                                  959,189.40
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.096%
    Cumulative Realized Losses                                                                                     21,033,806.78
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.103%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.30256960
                                                                                                                      0.29954492

a)                                                                                                                    264,481.92
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         193,771.78
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              39,816,120.10          9,359,198.01     30,456,922.09
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    -94,537.36
                                                                                                                     -153,428.94


VIIIPOOL STATISTICS

                                                                                                                           8.83%
                                                                                                                             124


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       11,435,937.73
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                11,436,979.40

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-2

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Apr-03
Determination Date:            14-Apr-03
Monthly Payment Date:          15-Apr-03
Collection Period Ending:      31-Mar-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                7,863,014.44
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     85,842.00
    Current Monthly Interest Shortfall/Excess                                                                         -11,128.78
    Recoup of Collection Expenses                                                                                      -5,828.12
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    7,931,899.54

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,240,897.94
    Amount of Interest Payments Received During the Collection Period                                               1,252,026.72
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -11,128.78

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              10,736,724.30
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)               123,392.39
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 9,504.25
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          10,736,724.30
    Total Ending Reserve Balance                                                                                   10,869,620.94

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,252,026.72
    Scheduled Principal Payments Received                                                                           1,339,467.69
    Principal Prepayments Received                                                                                  5,271,520.03
    Total Interest and Principal Payments Received                                                                  7,863,014.44

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   106,132.18
    minus  Reasonable Expenses                                                                                         20,290.18
    Net Liquidation Proceeds                                                                                           85,842.00
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      85,842.00

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,948,856.44
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  179,807,407.88
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       74,919.75

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  179,807,407.88
    Pool Balance as of the Current Accounting Date                                                                173,008,546.82
    Age of Pool in Months                                                                                                     47

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        176,211,259.72
    Aggregate Note Balance as of Current Accounting Date                                                          169,548,375.88

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             26                 479,204.75          0.277%
    60-89 Days Delinquent              6                 707,914.34          0.409%
    90-119 Days Delinquent             9                 275,483.67          0.159%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            9                 187,873.34          0.109%
    Cumulative Defaults               326              15,681,291.84         2.851%
    Cumulative Recoveries                               7,064,885.48         1.285%


    Current Month Realized Losses                                                                                     166,425.11
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.030%
    Preceding Realized Losses                                                                                         653,279.04
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.119%
    Second Preceding Realized Losses                                                                                  124,571.95
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.023%
    Cumulative Realized Losses                                                                                      8,616,406.36
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.567%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.31456093
                                                                                                                      0.30826977

a)                                                                                                                    152,873.55
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                           5,193.84
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                               1,005,259.72          1,005,259.72              0.00
    Class A-4                                                              66,207,000.00          5,657,624.12     60,549,375.88
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                   -135,977.22
                                                                                                                      -12,584.83


VIIIPOOL STATISTICS

                                                                                                                           8.32%
                                                                                                                             145


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,931,899.54
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 7,932,941.21

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-3

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Apr-03
Determination Date:            14-Apr-03
Monthly Payment Date:          15-Apr-03
Collection Period Ending:      31-Mar-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                5,984,723.63
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     64,335.31
    Current Monthly Interest Shortfall/Excess                                                                           1,053.60
    Recoup of Collection Expenses                                                                                      -5,145.75
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    6,044,966.79

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,128,386.98
    Amount of Interest Payments Received During the Collection Period                                               1,127,333.38
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            1,053.60

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             2,956,368.11
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               3,055,984.25
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 2,699.61
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -102,315.75
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           3,055,984.25
    Total Ending Reserve Balance                                                                                    2,956,368.11

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,127,333.38
    Scheduled Principal Payments Received                                                                           1,109,623.27
    Principal Prepayments Received                                                                                  3,747,766.98
    Total Interest and Principal Payments Received                                                                  5,984,723.63

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    65,871.06
    minus  Reasonable Expenses                                                                                          1,535.75
    Net Liquidation Proceeds                                                                                           64,335.31
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      64,335.31

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    6,049,058.94
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  152,799,212.58
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       63,666.34

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  152,799,212.58
    Pool Balance as of the Current Accounting Date                                                                147,818,405.74
    Age of Pool in Months                                                                                                     45

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        151,271,220.45
    Aggregate Note Balance as of Current Accounting Date                                                          146,340,221.68

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             45                 923,326.70          0.625%
    60-89 Days Delinquent             19                 964,675.97          0.653%
    90-119 Days Delinquent             5                 171,242.91          0.116%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            8                 123,416.59          0.083%
    Cumulative Defaults               352              12,753,031.18         3.405%
    Cumulative Recoveries                               5,823,255.85         1.555%


    Current Month Realized Losses                                                                                     123,416.59
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.033%
    Preceding Realized Losses                                                                                         172,094.01
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.046%
    Second Preceding Realized Losses                                                                                  292,788.14
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.078%
    Cumulative Realized Losses                                                                                      6,929,775.33
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.850%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.39467600
                                                                                                                      0.39072926

a)                                                                                                                     63,666.34
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         232,668.10
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              41,985,220.45          4,930,998.77     37,054,221.68
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     49,808.07
                                                                                                                      136,256.02


VIIIPOOL STATISTICS

                                                                                                                           8.88%
                                                                                                                             133


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        5,858,902.70
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,859,611.03

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              186,064.09




EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               10-Apr-03
Determination Date:            14-Apr-03
Monthly Payment Date:          15-Apr-03
Collection Period Ending:      31-Mar-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 14,646,770.46
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      177,256.86
    Current Monthly Interest Shortfall/Excess                                                                           -29,806.68
    Recoup of Collection Expenses                                                                                        -7,354.57
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     14,786,866.07

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      2,560,118.38
    Amount of Interest Payments Received During the Collection Period                                                 2,589,925.06
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -29,806.68

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 2,955,610.95
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)              495,004.25
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   2,897.41
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,955,610.95
    Total Ending Reserve Balance                                                                                      3,453,512.61

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                          2589925.06
    Scheduled Principal Payments Received                                                                               2093959.83
    Principal Prepayments Received                                                                                      9962885.57
    Total Interest and Principal Payments Received                                                                     14646770.46

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      213126.93
    minus  Reasonable Expenses                                                                                            35870.07
    Net Liquidation Proceeds                                                                                             177256.86
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal                                                                                       177,256.86

c)
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal                                                                                                0

                                                                                                                       14824027.32
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    338,725,994.15
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        211,703.75




VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance
    Pool Balance as of Preceding Accounting Date                                                                       529467226.6
    Pool Balance as of the Current Accounting Date                                                                  338,725,994.15
    Age of Pool in Months                                                                                           326,199,730.56
                                                                                                                             17.00
a.2)
    Aggregate Note Balance as of Preceding Accounting Date
    Aggregate Note Balance as of Current Accounting Date                                                            338,725,994.15
                                                                                                                    326,199,730.56

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             55                1,508,453.17         0.462%
    60-89 Days Delinquent             24                1,046,797.09         0.321%
    90-119 Days Delinquent            14                 593,782.19          0.182%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period       17                 469,418.19          0.144%
    Cumulative Defaults               206               7,234,902.31         1.366%
    Cumulative Recoveries                               2,138,916.70         0.404%


    Current Month Realized Losses                                                                                       292,161.33
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.055%
    Preceding Realized Losses                                                                                           378,206.88
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.071%
    Second Preceding Realized Losses                                                                                    392,976.93
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.074%
    Cumulative Realized Losses                                                                                        5,095,985.61
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.962%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.61609050
                                                                                                                        0.60106823

a)                                                                                                                      211,703.75
                                                                                                                              0.00

b)
    Class A-1                                                                                                                 0.00
    Class A-2                                                                                                           131,712.73
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08

                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                                       0.00                     0.00             0.00
    Class A-2                                                              39,025,994.15            12,526,263.59    26,499,730.56
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00



VIIIPOOL STATISTICS

                                                                                                                             9.14%
                                                                                                                               159


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              14,786,866.07


TOTAL WIRE TO HSBC                                                                                                   14,786,866.07

Amount Due To Servicer                                                                                                        0.00

